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Exhibit 10.6

                            EXCHANGE RIGHT AGREEMENT

     This Agreement is made as of the __ day of February, 2003,

AMONG:

          UGOMEDIA INTERACTIVE CORPORATION, a corporation incorporated under the laws of the State of Nevada (hereinafter referred to as "UGOMEDIA"),

                                     - and -

          SCIAX TECHNOLOGY INC., an company incorporated under the laws of Canada (hereinafter referred to as "SCIAX"),

                                     - and -

          4137639 CANADA INC., a company incorporated under the laws of Canada (hereinafter referred to as "SUB"),

                                     - and -

          KEN SMART, a resident of the Province of Ontario (hereinafter referred to as the "SHAREHOLDER").


                                    RECITALS

A. Concurrently with the execution of this Agreement, Sciax has issued exchangeable shares in the capital of Sciax (the "EXCHANGEABLE SHARES") and Ugomedia has issued preferred shares in the capital of Ugomedia ("PREFERRED SHARES") to the Shareholder in connection with a common stock purchase agreement dated January 8, 2003, as amended, (the "PURCHASE AGREEMENT") among Sub, Ugomedia and Sciax, as amended by a shareholder purchase agreement between Sciax, Ugomedia and Sub dated of even date herewith.

B. Sub is a wholly-owned subsidiary of Ugomedia.

C. The articles of incorporation, as amended by articles of amendment, of Sciax set forth the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares (collectively, the "EXCHANGEABLE SHARE PROVISIONS").

     NOW THEREFORE IN CONSIDERATION of the premises and the mutual covenants and agreements hereinafter contained and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

                                   ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1 DEFINITIONS. In this Agreement, the following terms shall have the following meanings:


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"AFFILIATE" has the meaning ascribed thereto in the Canada Business Corporations
Act.

"AUTOMATIC EXCHANGE RIGHT" means the benefit of the obligations of Ugomedia to effect the automatic exchange of Ugomedia Common Stock for Exchangeable Shares pursuant to Section 2.10.

"BUSINESS DAY" means any day on which commercial banks are generally open for business in Toronto, Ontario and New York, New York.

"EXCHANGE RIGHT" has the meaning ascribed thereto in Section 2.1.

"EXCHANGEABLE SHARES" has the meaning ascribed thereto in Recital A and shall include exchangeable shares in the capital of any successor to Sciax which carry substantially similar rights, privileges, restrictions and conditions as those contained in the existing Exchangeable Share Provisions.

"EXCHANGEABLE SHARE PROVISIONS" has the meaning ascribed hereto in Recital C.

"EXCHANGEABLE SHAREHOLDERS" means the holders of Exchangeable Shares shown from time to time in the register maintained by or on behalf of Sciax in respect of the Exchangeable Shares.

"INSOLVENCY EVENT" means the institution by Sciax of any proceeding to be adjudicated a bankrupt or insolvent or to be liquidated, dissolved or wound up, or the consent of Sciax to the institution of bankruptcy, insolvency, liquidation, dissolution or winding up proceedings against it, or the filing of a petition, answer or consent seeking liquidation, dissolution or winding up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies Creditors' Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by Sciax to contest in good faith any such proceedings commenced in respect of Sciax within 15 days of becoming aware thereof, or the consent by Sciax to the filing of any such petition or to the appointment of a receiver, or the making by Sciax of a general assignment for the benefit of creditors, or the admission in writing by Sciax of its inability to pay its debts generally as they become due, or Sciax not being permitted, pursuant to solvency requirements of applicable law, to purchase any Retracted Shares pursuant to the Exchangeable Share Provisions.

"LIQUIDATION  CALL  PURCHASE  PRICE"  has the  meaning  provided  in  Subsection
2.11(a).

"LIQUIDATION CALL RIGHT" has the meaning provided in Subsection 2.11(a).

"LIQUIDATION DATE " has the meaning provided in Subsection 2.11(a).

"LIQUIDATION EVENT" has the meaning ascribed thereto in Subsection 2.10(a).

"LIQUIDATION   EVENT  EFFECTIVE  DATE"  has  the  meaning  ascribed  thereto  in
Subsection 2.10(b).

"LIQUIDATION   EVENT  PURCHASE  PRICE"  has  the  meaning  ascribed  thereto  in
Subsection 2.10(b).


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"PREFERRED  SHARES"  means the shares of  preferred  stock of  Ugomedia at a par value of US$0.001 per share and any other shares into which such shares may be changed.

"PURCHASE AGREEMENT" has the meaning ascribed thereto in Recital A.

"REDEMPTION CALL RIGHT" has the meaning ascribed thereto in Subsection 2.12(a).

"REDEMPTION CALL PURCHASE PRICE" has the meaning ascribed thereto in Subsection 2.12(a).

"RETRACTED SHARES" has the meaning ascribed thereto in Section 2.7.

"SHAREHOLDER PURCHASE AGREEMENT" means the shareholder purchase agreement of even date hereof between Ugomedia, Sciax, Sub and all the shareholders of Sciax.

"SUPPORT AGREEMENT" means a support agreement of even date herewith among Ugomedia, Sub and Sciax.

"UGOMEDIA COMMON STOCK" means the shares of common stock of Ugomedia and any other shares into which such shares may be changed.

"UGOMEDIA SUCCESSOR" has the meaning ascribed thereto in Section 3.1.

1.2 OTHER DEFINITIONS. Each term denoted herein by initial capital letters and not otherwise defined herein shall have the meaning attributed thereto in the Exchangeable Share Provisions, unless the context requires otherwise.

1.3 HEADINGS; ARTICLE AND SECTION REFERENCES. The division of this Agreement into Articles, Sections, Subsections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless otherwise indicated, all references to an "Article", "Section" or "Subsection" followed by a number and/or a letter refer to the specified Article, Section or Subsection of this Agreement. The terms "this Agreement", "hereof", "herein" and "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section, Subsection or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

1.4 NUMBER AND GENDER. Unless the context requires otherwise, words importing the singular shall include the plural and vice versa and words importing gender shall include all genders.

1.5 BUSINESS DAYS. If any action is required to be taken under this Agreement on a day which is not a Business Day, then such action shall be taken on the next Business Day.

                                   ARTICLE 2
                                      GRANT

2.1 GRANT OF THE EXCHANGE RIGHT AND AUTOMATIC EXCHANGE RIGHTS. Ugomedia hereby grants to each of the Exchangeable Shareholders: (i) the right (the "EXCHANGE RIGHT"), upon the occurrence and during the continuance of (A) an Insolvency

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Event or (B) the  failure of Sciax or Sub,  as the case may be, by reason  other than an Insolvency Event to purchase the Retracted Shares pursuant to a duly completed and delivered Retraction Request, to require Ugomedia to purchase from such Exchangeable Shareholder all or any part of the Exchangeable Shares held by such Exchangeable Shareholder; and (ii) the Automatic Exchange Rights, all in accordance with the provisions of this Agreement and the Exchangeable Share Provisions, as the case may be.

2.2 RESERVATION OF SHARES OF UGOMEDIA COMMON STOCK. Ugomedia hereby confirms that pursuant to the Support Agreement, Ugomedia has reserved for issuance and covenanted to, at all times while any Exchangeable Shares (other than Exchangeable Shares held by Ugomedia or its Affiliates) are outstanding, keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of Ugomedia Common Stock (or other shares or securities into which Ugomedia Common Stock may be reclassified or changed as contemplated by the Support Agreement) as is equal to the sum of (i) the number of Exchangeable Shares issued and outstanding from time to time and (ii) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time and under any other security or commitment pursuant to which Ugomedia may now or hereafter be required to issue Ugomedia Common Stock, to enable and permit it and Sub to meet their obligations under each of the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right and to enable and permit Sciax to meet its respective obligations hereunder and under the Exchangeable Share Provisions.

2.3 LEGENDED SHARE CERTIFICATES. Sciax will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Exchangeable Shareholders of:

     (a) their right to exercise the Exchange Right in respect of the Exchangeable Shares; and

     (b)  the Automatic Exchange Rights.

2.4 PURCHASE PRICE. The purchase price payable by Ugomedia for each Exchangeable Share to be purchased by Ugomedia under the Exchange Right shall be equal to the Exchangeable Share Price. In connection with each exercise of the Exchange Rights, Ugomedia will provide to the Exchangeable Shareholders exercising such rights a certificate of one of its senior officers setting forth the calculation of the purchase price for each Exchangeable Share. The purchase price for each Exchangeable Share so purchased may only be satisfied by Ugomedia delivering or causing to be delivered to an Exchangeable Shareholder the Exchangeable Share Consideration subject to any applicable withholding taxes and for greater certainty any Withholding Obligations.

2.5 EXERCISE INSTRUCTIONS. Subject to the terms and conditions herein set forth, an Exchangeable Shareholder shall be entitled, upon the occurrence and during the continuance of an event as provided by Subsection 2.1(i)(A) or (B), to exercise the Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of such Exchangeable Shareholder on the books of Sciax. To exercise the Exchange Right, the Exchangeable Shareholder shall deliver to Ugomedia, in person or by certified or registered mail, at its

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principal  corporate  office or at such other place as Ugomedia may from time to
time  designate  by  written  notice  to  the  Exchangeable  Shareholders,   the
certificates  representing  the  Exchangeable  Shares  which  such  Exchangeable
Shareholder   desires  Ugomedia  to  purchase,   duly  endorsed  in  blank,  and
accompanied by such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under applicable law and the by-laws of Sciax and such additional documents and instruments as Ugomedia may reasonably require together with (a) a duly completed form of notice of exercise of the Exchange Right stating: (i) that the Exchangeable Shareholder thereby exercises the Exchange Right so as to require Ugomedia to purchase from such Exchangeable Shareholder the number of Exchangeable Shares specified therein; (ii) that such Exchangeable Shareholder has good title to and owns all such Exchangeable Shares to be acquired by Ugomedia free and clear of all liens, claims and encumbrances;
(iii) the names in which the certificates representing Ugomedia Common Stock issuable in connection with the exercise of the Exchange Right are to be issued; and (iv) the names and addresses of the persons to whom such new certificates should be delivered, and (b) payment (or evidence of payment satisfactory to Sciax and Ugomedia) of the taxes, if any, payable as contemplated by Section
2.8. If only a part of the Exchangeable Shares represented by any certificate or certificates delivered to Ugomedia are to be purchased by Ugomedia under the Exchange Right, then a new certificate for the balance of such Exchangeable Shares shall be issued to such Exchangeable Shareholder at the expense of Sciax and Ugomedia.

2.6 DELIVERY OF UGOMEDIA COMMON STOCK; EFFECT OF EXERCISE. Promptly after receipt of the certificates representing the Exchangeable Shares which the Exchangeable Shareholder desires Ugomedia to purchase under the Exchange Right, together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Exchange Right and appropriate certificates or other assurances in respect of any applicable taxes related to the transaction, duly endorsed for transfer to Ugomedia, subject to Withholding Obligations, Ugomedia shall deliver or cause to be delivered to the holder of such Exchangeable Shares (or to such other persons, if any, properly designated by such Exchangeable Shareholder), the certificates for the number of Ugomedia Common Stock issuable in connection with the exercise of the Exchange Right, which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance, and cheques for the balance, if any, of the total purchase price therefor (less any amounts withheld on account of tax required to be deducted and withheld therefrom and for greater certainty subject to any Withholding Obligations); provided, however, that no such delivery shall be made unless and until the Exchangeable Shareholder requesting the same shall have paid (or provided evidence of payment thereof satisfactory to Sciax and Ugomedia) the taxes, if any, payable as contemplated by Section 2.8. Immediately upon the giving of notice by the Exchangeable Shareholder to Ugomedia of the exercise of the Exchange Right, as provided in this Section, the closing of the transaction of purchase and sale contemplated by the Exchange Right shall be deemed to have occurred, and the holder of such Exchangeable Shares shall be deemed to have transferred to Ugomedia all of its right, title and interest in and to such Exchangeable Shares and the Exchange Right and the Automatic Exchange Rights attaching thereto and shall cease to be a holder of such Exchangeable Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total purchase price therefor, unless the requisite number of Ugomedia Common Stock (together with a cheque for the balance, if any, of the total purchase price therefor (less any amounts withheld on account of tax required to be deducted and withheld therefrom and for greater

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certainty subject to any Withholding  Obligations)) is not allotted,  issued and delivered by Ugomedia to such Exchangeable Shareholder (or to such other persons, if any, properly designated by such Exchangeable Shareholder), within five (5) Business Days of the date of the giving of such notice by such
Exchangeable  Shareholder,   in  which  case  the  rights  of  the  Exchangeable
Shareholder shall remain unaffected until such Ugomedia Common Stock are so allotted, issued and delivered by Ugomedia and any such cheque is so delivered and paid. Concurrently with such Exchangeable Shareholder ceasing to be a holder of Exchangeable Shares, such Exchangeable Shareholder shall be considered and deemed for all purposes to be the holder of Ugomedia Common Stock delivered to it pursuant to the Exchange Right.

2.7 EXERCISE OF EXCHANGE RIGHT SUBSEQUENT TO RETRACTION. In the event that an Exchangeable Shareholder has exercised its right under the Exchangeable Share Provisions to require Sciax to retract any or all of the Exchangeable Shares held by such Exchangeable Shareholder (the "RETRACTED SHARES") and is notified by Sciax pursuant to the Exchangeable Share Provisions that Sciax will not be permitted as a result of solvency requirements of applicable law to purchase all such Retracted Shares, and provided that Sub shall not have exercised the Retraction Call Right with respect to the Retracted Shares and that the Exchangeable Shareholder has not revoked the retraction request delivered by the Exchangeable Shareholder to Sciax pursuant to the Exchangeable Share Provisions, the retraction request will constitute and will be deemed to constitute notice from the Exchangeable Shareholder to Ugomedia to exercise the Exchange Right with respect to those Retracted Shares which Sciax is unable to purchase.

2.8 STAMP OR OTHER TRANSFER TAXES. Upon any sale of Exchangeable Shares to Ugomedia pursuant to the Exchange Right or the Automatic Exchange Rights, the share certificate or certificates representing Ugomedia Common Stock to be delivered in connection with the payment of the total purchase price therefor shall be issued in the name of the Exchangeable Shareholder of the Exchangeable Shares so sold or in such names as such Exchangeable Shareholder may otherwise direct in writing without charge to the Exchangeable Shareholder of the Exchangeable Shares so sold; provided, however, that any delivery of Ugomedia Common Stock shall be subject to Withholding Obligations and such Exchangeable
Shareholder: (a) shall pay (and neither Ugomedia nor Sciax shall be required to pay) any documentary, stamp, transfer, withholding or other taxes that may be payable in respect of any transfer, issuance or delivery of such shares to a person other than such Exchangeable Shareholder; or (b) shall have established, to the satisfaction of Ugomedia and Sciax, that such taxes, if any, have been paid. The Shareholder agrees that Ugomedia, Sub and Sciax shall be entitled to rights of withholding in respect of applicable taxes triggered upon the payment of a dividend or consideration otherwise payable to any holder of Exchangeable Shares, as more particularly set forth in the Exchangeable Share Provisions.

2.9 NOTICE OF INSOLVENCY EVENT. Immediately upon the occurrence of an Insolvency Event or any event which with the giving of notice or the passage of time or both would be an Insolvency Event, Sciax, Sub and Ugomedia shall give written notice thereof to each Exchangeable Shareholder, at the expense of Ugomedia, which notice shall contain a brief statement of the right of the Exchangeable Shareholders with respect to the Exchange Right.


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2.10 AUTOMATIC EXCHANGE ON LIQUIDATION OF UGOMEDIA.

     (a) Ugomedia will give each Exchangeable Shareholder written notice of each of the following events (each a "LIQUIDATION EVENT") at the time set forth below:

          (i) in the event of any determination by the board of directors of Ugomedia to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Ugomedia or to effect any other distribution of assets of Ugomedia among its stockholders for the purpose of winding up it affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and

          (ii) immediately, upon the earlier of:

               (A)  receipt by Ugomedia of notice of; and

               (B)  Ugomedia's otherwise becoming aware,

                    of any  threatened or instituted  claim,  suit,  petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Ugomedia or to effect any other distribution of assets of Ugomedia among its stockholders for the propose of winding up its affairs.

          Such notice shall include a brief description of the automatic exchange of Exchangeable Shares for Ugomedia Common Stock provided for in Subsection 2.10(b).

     (b) In order for the Exchangeable Shareholders to be able to participate on a pro rata basis with the holders of Ugomedia Common Stock in the distribution of assets of Ugomedia in connection with a Liquidation Event, immediately prior to the earlier of (i) the 5th Business Day prior to the effective date of a Liquidation Event, and (ii) the record date of such distribution of assets (the "LIQUIDATION EVENT EFFECTIVE DATE") each of the then outstanding Exchangeable Shares shall be automatically exchanged for one share of Ugomedia Common Stock. To effect such automatic exchange, Ugomedia shall purchase each Exchangeable Share outstanding on the Liquidation Event Effective Date held by Exchangeable Shareholders, and each Exchangeable Shareholder shall sell the Exchangeable Shares held by it at such time to Ugomedia, for an amount per share equal to the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Event Effective Date (the "LIQUIDATION EVENT PURCHASE PRICE"). In connection with each exercise of the Automatic Exchange Rights, Ugomedia will provide to the Exchangeable Shareholders exercising such rights a certificate of one of its senior officers setting forth the calculation of the Liquidation Event Purchase Price. The Liquidation Event Purchase Price may only be satisfied by Ugomedia delivering or causing to be delivered to an Exchangeable Shareholder the Exchangeable Share Consideration, subject to any applicable withholding taxes and for greater certainty any Withholding Obligation.


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     (c)  On the Liquidation Event Effective Date the closing of the transaction of purchase and sale contemplated by the automatic exchange of Exchangeable Shares for Ugomedia Common Stock shall be deemed to have occurred, and each Exchangeable Shareholder of Exchangeable Shares
          shall  be  deemed  to  have   transferred  to  Ugomedia  all  of  such
          Exchangeable Shareholder's right, title and interest in and to such Exchangeable Shares and the Exchange Right and the Automatic Exchange Rights attaching thereto, except that each Exchangeable Shareholder shall have the right to receive such holder's proportionate part of
          the  total   Liquidation   Event   Purchase   Price  payable  to  such
          Exchangeable  Shareholder  by  Ugomedia,  subject  to  any  applicable
          withholding   taxes  and  for  greater   certainty   any   Withholding
          Obligations, upon presentation and surrender by such Exchangeable Shareholder of Exchangeable Share certificates deemed to represent Ugomedia Common Stock, duly endorsed in blank and accompanied by such
          instruments   of  transfer  as  Ugomedia   may   reasonably   require.
          Concurrently with such Exchangeable Shareholders ceasing to be a holder of Exchangeable Shares, such Exchangeable Shareholders shall be considered and deemed for all purposes to be the holders of Ugomedia Common Stock issued to them pursuant to the automatic exchange of Exchangeable Shares for Ugomedia Common Stock and the certificates held by the Exchangeable Shareholders previously representing the Exchangeable Shares exchanged by the Exchangeable Shareholder with Ugomedia pursuant to such automatic exchange shall thereafter be
          deemed  to  represent   the  Ugomedia   Common  Stock  issued  to  the
          Exchangeable Shareholder by Ugomedia pursuant to such automatic exchange.

2.11 UGOMEDIA LIQUIDATION CALL RIGHT

     (a) Ugomedia and Sub shall have the overriding right (the "LIQUIDATION CALL RIGHT"), in the event of and notwithstanding the liquidation, dissolution or winding-up of Sciax or any other distribution of the assets of Sciax among its shareholders for the purpose of winding-up its affairs set forth in Section 5.1 of the Exchangeable Share Provisions (the "LIQUIDATION DATE"), to purchase from all but not less than all, of the holders of Exchangeable Shares on the Liquidation Date (other than Ugomedia or any Affiliate thereof) all but not less than all of the Exchangeable Shares held by each such holder on payment by Ugomedia or Sub to each holder of the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the "LIQUIDATION CALL PURCHASE PRICE"), which as provided in this section 2.11, shall be fully paid and satisfied by the delivery by or on behalf of Ugomedia or Sub, as the case may be, of the Exchangeable Share Consideration representing the Liquidation Call Purchase Price, subject to any applicable withholding taxes and for greater certainty any Withholding Obligations. In the event of the exercise of the Liquidation Call Right by Ugomedia or Sub, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to Ugomedia or Sub on the Liquidation Event Effective Date on payment by Ugomedia or Sub to the holder of the Exchange Share Consideration representing the Liquidation Call Purchase Price for each such share, subject to any applicable withholding taxes and for greater certainty any Withholding Obligations.


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     (b)  To exercise the Liquidation  Call Right,  Ugomedia or Sub, as the case may be, must notify the holders of Exchangeable Shares, and Sciax of its intention to exercise such right at least 60 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of Sciax and at least five Business Days before the
          Liquidation   Date  in  the  case  of  an   involuntary   liquidation,
          dissolution or winding-up of Sciax. If Ugomedia or Sub exercises the Liquidation Call Right, on the Liquidation Date, Ugomedia or Sub, as the case may be, will purchase and the holders will sell all of the Exchangeable Shares then outstanding for the Exchangeable Share Consideration representing the total Liquidation Call Purchase Price, subject to any applicable withholding taxes and for greater certainty any Withholding Obligations.

     (c) Provided that Ugomedia or Sub exercise the Liquidation Call Right in the manner described above, the right of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate share of the Exchangeable Share Consideration representing the total Liquidation Call Purchase Price payable by Ugomedia or Sub without interest (subject to applicable withholding taxes and for greater certainty any Withholding Obligations) upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the Ugomedia Common Stock delivered to it. Upon surrender to Ugomedia or Sub of a certificate or certificates representing the Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the by-laws of Sciax and such additional documents and instruments as Ugomedia or Sub may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and Ugomedia or Sub shall transfer to such holder, the Exchangeable Share Consideration to which the holder is entitled, subject to any applicable withholding taxes and for greater certainty any Withholding Obligations. If Ugomedia or Sub does not exercise the Liquidation Call Right in the manner described above, on the
          Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Exchangeable Share Consideration representing the Liquidation Amount otherwise payable by Sciax in connection with the liquidation, dissolution or winding-up of Sciax pursuant to Article 5 of the Exchangeable Share Provisions, subject to any applicable withholding taxes and for greater certainty any Withholding Obligations.

2.12 UGOMEDIA REDEMPTION CALL RIGHT.

     (a) Ugomedia and Sub shall have the overriding right (the "REDEMPTION CALL RIGHT"), notwithstanding the proposed redemption of the Exchangeable Shares by Sciax pursuant to Article 7 of the Exchangeable Share Provisions, to purchase from all, but not less than all, of the holders of Exchangeable Shares on the Automatic Redemption Date (other than Ugomedia or any Affiliate thereof) all but not less than all of the Exchangeable Shares held by each such holder on payment by Ugomedia or Sub to the holder of the Exchangeable Share Price

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

          applicable on the last Business Day prior to the Automatic Redemption Date (the "REDEMPTION CALL PURCHASE PRICE"), which as provided in this section 2.12, shall be fully paid and satisfied by the transfer of the Exchangeable Share Consideration representing the Redemption Call Purchase Price to the holders of Exchangeable Shares, subject to any applicable withholding taxes and for greater certainty any Withholding Obligations. In the event of the exercise of the Redemption Call Right by Ugomedia or Sub, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to Ugomedia or Sub on the Automatic Redemption Date on payment by Ugomedia or Sub to the holder of the Exchangeable Share Consideration representing the Redemption Call Purchase Price for each such share, subject to any applicable withholding taxes and for greater certainty any Withholding Obligations.

     (b) To exercise the Redemption Call Right, Ugomedia or Sub must notify the Shareholder and Sciax of its intention to exercise such right at least 60 days before the Automatic Redemption Date. If Ugomedia or Sub exercises the Redemption Call Right, on the Automatic Redemption Date, Ugomedia or Sub will purchase and the Shareholder will sell all of the Exchangeable Shares then outstanding for the Exchangeable Share Consideration representing the total Redemption Call Purchase Price, subject to any applicable withholding taxes and for greater certainty any Withholding Obligations.

     (c) Provided that Ugomedia or Sub exercise the Redemption Call Right in the manner described below, on and after the Automatic Redemption Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate share of the Exchangeable Share Consideration representing the total Redemption Call Purchase Price payable by Ugomedia or Sub (subject to applicable withholding taxes and for greater certainty any Withholding Obligations) upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Automatic Redemption Date be considered and deemed for all purposes to be the holder of the Exchangeable Share Consideration delivered to such holder. Upon surrender to Ugomedia or Sub of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the by-laws of Sciax and Ugomedia and such additional documents and instruments as Ugomedia or Sub may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, the Exchangeable Share Consideration to which the holder is entitled, subject to any applicable withholding taxes and for greater certainty any Withholding Obligations. If Ugomedia or Sub does not exercise the Redemption Call Right in the manner described above, on the Automatic Redemption Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Exchangeable Share Consideration representing the Redemption Price otherwise payable by Sciax in connection with the redemption of the Exchangeable Shares pursuant to Article 7 of the Exchangeable Share Provisions, subject to any applicable withholding taxes and for greater certainty any Withholding Obligations.

2.13 REDEMPTION OF PREFERRED SHARES. Upon the exchange, purchase or redemption of the Exchangeable Shares pursuant to any of the provisions of Article 2 hereof or pursuant to the Exchangeable Share Provisions, the holders of the
Exchangeable Shares shall offer for redemption by Ugomedia 0.25 of a Preferred Share for every Exchangeable Share to be exchanged, purchased or redeemed in accordance thereof, and Ugomedia hereby agrees to redeem such Preferred Shares, without any additional consideration for such redemption paid to the holder of the Preferred Shares. The holders of the Exchangeable Shares shall surrender to Ugomedia or Sub a certificate or certificates representing the Preferred Shares to be redeemed, together with such other documents and instruments as may be required to effect a redemption of Preferred Shares under the Act and the by-laws of Ugomedia and such additional documents and instruments as Ugomedia or Sub may reasonably require.

2.14 WARRANTY OF UGOMEDIA. Ugomedia hereby represents, warrants and covenants that it has reserved for issuance and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of shares of Ugomedia Common Stock as are now and may hereafter be required to enable and permit Sciax to meet its obligations hereunder, under the Support Agreement, under the Exchangeable Share Provisions and under any other security or commitment pursuant to which Ugomedia may now or hereafter be required to issue shares of Ugomedia Common Stock.

                                   ARTICLE 3
                               UGOMEDIA SUCCESSORS

3.1 UGOMEDIA REORGANIZATIONS. Ugomedia shall not enter into any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation resulting therefrom unless (i) such other person or continuing corporation, (the "UGOMEDIA SUCCESSOR"), by operation of law becomes, without an additional act on its part, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction an agreement supplemental hereto and such other instruments, if any, as are necessary or advisable to evidence the assumption by the Ugomedia Successor of all obligations of Ugomedia under this Agreement and (ii) such transactions shall be upon such terms as substantially to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the Exchangeable Shareholders hereunder.

3.2 VESTING OF POWERS IN SUCCESSOR. Whenever the conditions of Section 3.1 have been duly observed and performed, the Ugomedia Successor, Sub and Sciax shall execute the necessary supplemental agreement, if any is required by Section 3.1 (and give notice thereof to the Exchangeable Shareholders) and thereupon the Ugomedia Successor shall possess and from time to time may exercise each and every right and power of Ugomedia under this Agreement in the name of Ugomedia or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the board of directors of Ugomedia or any officers of Ugomedia may be done and performed with like force and effect by the directors or officers of such Ugomedia Successor.

3.3 WHOLLY-OWNED SUBSIDIARIES. Nothing herein shall be construed as preventing the amalgamation or merger of any wholly-owned subsidiary of Ugomedia with or into Ugomedia or the winding up, liquidation or dissolution of any wholly-owned subsidiary of Ugomedia provided that all the assets of such subsidiary are transferred to Ugomedia or another wholly-owned subsidiary of Ugomedia and provided that such event is not in any way prejudicial to the rights or interests of the holders of Exchangeable Shares and provided that any such transactions are expressly permitted by this Article 3.

                                   ARTICLE 4
                                     GENERAL

4.1 TERM. This Agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire Exchangeable Shares) are held by any person other than Ugomedia and any of its Affiliates.

4.2 SEVERABILITY. If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and this Agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

4.3 AMENDMENTS, MODIFICATIONS. This Agreement may not be amended or modified except by an agreement in writing executed by Sciax, Sub and Ugomedia and approved by the holders of the Exchangeable Shares in accordance with Article 9 of the Exchangeable Share Provisions. At all times after the occurrence of a permitted event as a result of which either the shares of Ugomedia Common Stock or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it will apply with full force and effect, mutatis mutandis, to all new securities into which Ugomedia Common Stock or Exchangeable Shares or both are so changed.

4.4 MINISTERIAL AMENDMENTS. Notwithstanding the provisions of Section 4.3, the parties to this Agreement may in writing at any time and from time to time, without the approval of the holders of the Exchangeable Shares, amend or modify this Agreement for the purposes of:

     (a) adding to the covenants of any or all parties for the protection of the holders of the Exchangeable Shares;

     (b) making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board of Directors of each of Sciax, Sub and Ugomedia, it may be expedient to make, provided that each such Board of Directors shall be of the good faith opinion that such amendments or modifications will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares; or

     (c) making such changes or corrections which, on the advice of counsel to Sciax, Sub and Ugomedia, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the Boards of Directors of each of Sciax, Sub and Ugomedia shall be of the good faith opinion that such changes or corrections will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares.

4.5 MEETING TO CONSIDER AMENDMENTS. Sciax, at the request of Ugomedia, shall call a meeting or meetings of the holders of the Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval pursuant to Section 4.3 hereof. Any such meeting or meetings shall be called and held in accordance with the by-laws of Sciax, the Exchangeable Share Provisions and all applicable laws.

4.6 ENUREMENT.  This Agreement shall be binding upon and enure to the benefit of
the  parties  hereto  and  their  respective  heirs,   representatives,   heirs,
representatives, successors and permitted assigns.

4.7 NOTICES TO PARTIES. All notices and other communications between the parties to this Agreement shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy at the following addresses (or at such other address for any such party as shall be specified in like notice):

         (i)      to Ugomedia, Sub and Sciax:

                  233 Carlaw Ave., Suite 401
                  Toronto, Ontario   M4M 3N6
                  Attention:  Ken Smart
                  Facsimile:  (416) 778-8775

         (ii)     to  the   Shareholder,   to  the  address  set  forth  in  the
                  Shareholder Purchase Agreement executed by the parties on the date hereof.

     Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of confirmed receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

4.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

4.9 GOVERNING LAWS. This Agreement shall be governed in accordance with the laws of the Province of Ontario and the federal laws applicable therein.

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                     UGOMEDIA INTERACTIVE
                                     CORPORATION


                                     Per:
                                          -------------------------------------
                                     Name:
                                     Title:


                                     SCIAX TECHNOLOGY INC.


                                     Per:
                                          -------------------------------------
                                     Name:
                                     Title:


                                     4137639 CANADA INC.,


                                     Per:
                                          -------------------------------------
                                     Name:
                                     Title:


-------------------------------           -----------------------------------
WITNESS                                   KEN SMART


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